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EIP MICROWAVE, INC.                                             1996 FORM 10-KSB

                                                                   EXHIBIT 10(l)



                            Written Description of
                        EIP BONUS PLAN FOR FISCAL 1997


EIP Microwave, Inc. (the "Company") has adopted a Bonus Plan for Lewis R. Foster, the President and Chief Operating Officer of the Company. The EIP Bonus Plan is designed to provide Mr. Foster with a financial incentive to achieve the profit objectives established by the Board of Directors for the 1997 fiscal year of the Company. Mr. Foster is eligible for a maximum annual bonus award of $35,000.

As of December 20, 1996, the Company has not adopted a Bonus Plan for any other employees for the 1997 fiscal year. However, the Company may elect to do so in the future for the purpose of providing other employees of the Company with annual financial incentives to achieve specified orders, sales, pre-tax profit, product development and/or other objectives.




















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